Exhibit 4.37

Execution Version

Dated  _____27 December_______ 2016
$67,500,000

AMENDMENT NO. 5 TO TERM LOAN FACILITY
SBI PHOEBE SHIPPING COMPANY LIMITED
SBI PERSEUS SHIPPING COMPANY LIMITED
SBI ELECTRA SHIPPING COMPANY LIMITED
SBI FLAMENCO SHIPPING COMPANY LIMITED
as joint and several Borrowers
and
SCORPIO BULKERS INC.
as Guarantor
and
CREDIT SUISSE AG
as Lender
FIFTH SUPPLEMENTAL AGREEMENT
relating to
the financing of m.v.s
"SBI PHOEBE", "SBI PERSEUS",
"SBI ELECTRA" and "SBI FLAMENCO"

Exhibit 4.37

Index
Clause                                                Page

1    Definitions and Interpretation                                1
2    Agreement of the Lender                                3
3    Conditions Precedent                                    3
4    Representations                                        4
5    Amendments to Loan Agreement, the Guarantee and other Finance Documents        4
6    Costs and Expenses                                    9
7    Notices                                            10
8    Counterparts                                        10
9    Governing Law                                        10
10    Enforcement                                        10

Schedules

Schedule 1 Conditions Precedent                                11
Schedule 2 Form of Marshall Islands Mortgage Addendum                    12
Schedule 3 Form of Liberian Mortgage Addendum for Perseus                    16
Schedule 4 Form of Liberian Mortgage Addendum for Phoebe                    20

Execution

Execution Pages                                        25

Exhibit 4.37

THIS FIFTH SUPPLEMENTAL AGREEMENT is made on 27 December 2017

PARTIES

(1)
SBI PHOEBE SHIPPING COMPANY LIMITED, SBI PERSEUS SHIPPING COMPANY LIMITED, SBI ELECTRA SHIPPING COMPANY LIMITED and SBI FLAMENCO SHIPPING COMPANY LIMITED, each a corporation incorporated in the Republic of the Marshall Islands whose registered office is at c/o Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, the Republic of the Marshall Islands as joint and several borrowers (the "Borrowers")

(2)
SCORPIO BULKERS INC., a corporation incorporated in the Republic of the Marshall Islands whose registered office is at c/o Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, the Republic of the Marshall Islands as guarantor (the "Guarantor")

(3)	CREDIT SUISSE AG, a company incorporated in the canton of Zürich, Switzerland and acting through its office at St Alban-Graben 1-3, CH-4051 Basel, Switzerland as lender (the "Lender")

BACKGROUND

(A)	By the Original Loan Agreement, the Lender agreed to make available to the Borrowers a term loan facility of up to $67,500,000.

(B)
By the Original Guarantee, the Guarantor agreed to guarantee in favour of the Lender all the obligations of the Borrowers under the Original Loan Agreement and the other Finance Documents to which each Borrower is a party.

(C)	By the First Supplemental Agreement, the Lender agreed certain amendments to the Original Loan Agreement and the Original Guarantee in connection with certain financial covenants.

(D)	By the Second Supplemental Agreement, the Lender agreed certain amendments to the account arrangements under the Original Loan Agreement as amended by the First Supplemental Agreement.

(E)
By the Third Supplemental Agreement and the Fourth Supplemental Agreement, the Lender agreed certain amendments to the financial covenants and the repayment provisions in the Original Loan Agreement and the Original Guarantee as each have been amended by the First Supplemental Agreement and the Second Supplemental Agreement.

(F)	The Borrowers and the Guarantor have requested further changes to the financial covenants and repayment provisions of the Loan Agreement.

(G)
This Agreement sets out the terms and conditions on which the Lender agrees, with effect on and from the Effective Date, at the request of the Borrowers and the Guarantor, to amend certain provisions of the Loan Agreement and to the consequential amendment of the Guarantee and the other Finance Documents in order to give effect to the requested changes to the financial covenants and the repayment provisions referred to in recital (F) above.

Exhibit 4.37

OPERATIVE PROVISIONS

1	Definitions and Interpretation

1.1	Definitions
In this Agreement:
"Effective Date" means the date on which the Lender confirms to the Borrowers and the Guarantor in writing that the conditions precedent in Clause 3 (Conditions Precedent) are satisfied.

"First Mortgage Addendum" means, in respect of Ship A, a first addendum to the Mortgage for Ship A substantially in the form set out in Schedule 4 (Form of Liberian Mortgage Addendum m.v. "SBI PHOEBE").

"First Supplemental Agreement" means the first supplemental agreement referred to in recital (C) dated 14 September 2015 made between (i) the Borrowers, (ii) the Guarantor and (iii) the Lender whereby the Original Loan Agreement and the Original Guarantee were amended and supplemented.

"Fourth Supplemental Agreement" means the fourth supplemental agreement referred to in recital (E) dated 15 June 2016 made between (i) the Borrowers, (ii) the Guarantor and (iii) the Lender whereby the Original Loan Agreement and the Original Guarantee as each have been amended and supplemented by the First Supplemental Agreement, the Second Supplemental Agreement and the Third Supplemental Agreement, were further amended and supplemented.

"Guarantee" means the Original Guarantee as amended and supplemented by the First Supplemental Agreement, the Second Supplemental Agreement, the Third Supplemental Agreement and the Fourth Supplemental Agreement.

"Loan Agreement" means the Original Loan Agreement as amended and supplemented by the First Supplemental Agreement, the Second Supplemental Agreement, the Third Supplemental Agreement and the Fourth Supplemental Agreement.

"Original Guarantee" means the guarantee referred to in recital (B) dated 30 July 2014 made between (i) the Guarantor and (ii) the Lender whereby the Guarantor agreed to guarantee the obligations of the Borrowers under the Original Loan Agreement and the other Finance Documents.

"Original Loan Agreement" means the loan agreement referred to in recital (A) dated 30 July 2014 made between (i) the Borrowers and (ii) the Lender whereby the Lender agreed to make available to the Borrowers a term loan of up to US$67,500,000.

"Party" means a party to this Agreement.

"Second Supplemental Agreement" means the second supplemental agreement referred to in recital (D) dated 23 October 2015 made between (i) the Borrowers, (ii) the Guarantor and (iii) the Lender whereby the Original Loan Agreement and the Original Guarantee as each have been amended and supplemented by the First Supplemental Agreement, were further amended and supplemented.

"Third Mortgage Addendum" means, in respect of:

(a)	Ship B, a third addendum to the Mortgage for that Ship substantially in the form set out in Schedule 3 (Form of Liberian Mortgage Addendum for Perseus); and

(b)	Ships C and Ship D, a third addendum to the Mortgage for that Ship substantially in the form set out in Schedule 2 (Form of Marshall Islands Mortgage Addendum).

Exhibit 4.37

"Third Supplemental Agreement" means the third supplemental agreement referred to in recital (E) dated 5 April 2016 made between (i) the Borrowers, (ii) the Guarantor and (iii) the Lender, whereby the Original Loan Agreement and the Original Guarantee as each have been amended and supplemented by the First Supplemental Agreement and the Second Supplemental Agreement, were further amended and supplemented.

1.2	Defined expressions

Defined expressions in the Loan Agreement and the other Finance Documents shall have the same meanings when used in this Agreement unless the context otherwise requires or unless otherwise defined in this Agreement.

1.3	Application of construction and interpretation provisions of Loan Agreement

Clause 1.2 (construction of certain terms) to clause 1.5 (general interpretation) of the Loan Agreement apply to this Agreement as if they were expressly incorporated in it with any necessary modifications.

1.4	Designation as a Finance Document

The Borrowers and the Lender designate this Agreement as a Finance Document.

1.5	Third party rights

Unless provided to the contrary in a Finance Document, a person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement.

2	Agreement of the Lender

2.1	Agreement of the Lender

The Lender agrees, subject to and upon the terms and conditions of this Agreement:

(a)
to amend clause 1.1 (definitions) and clause 7 (repayment and prepayment) of the Loan Agreement and clause 12 (corporate and financial undertakings) of the Guarantee, as more particularly described in Clause 5 (Amendments to Loan Agreement, the Guarantee and other Finance Documents) of this Agreement;

(b)
in respect of each Ship which is the subject of a Mortgage as at the date of this Agreement, to amend the Mortgage in respect of such Ship in accordance with the terms of its First Mortgage Addendum or Third Mortgage Addendum, as the case may be; and

(c)	to the consequential amendment of the Loan Agreement and the other Finance Documents in connection with the matters referred to in paragraph (a) above.

2.2	Effective Date

The agreement of the Lender contained in Clause 2.1 (Agreement of the Lender) shall have effect on and from the Effective Date.

3	Conditions Precedent

The agreement of the Lender contained in Clause 2.1 (Agreement of the Lender) is subject to:

(a)	no Event of Default continuing on the date of this Agreement and the Effective Date or resulting from the occurrence of the Effective Date;

Exhibit 4.37

(b)	the representations and warranties to be made by each Borrower and the Guarantor pursuant to Clause 4 (Representations) being true on the date of this Agreement and the Effective Date; and

(c)
the Lender having received all of the documents and other evidence listed in Schedule 1 (Conditions Precedent) in form and substance satisfactory to the Lender on or before 16 December 2016 or such later date as the Lender may agree with the Borrowers.

4	Representations

4.1	Loan Agreement representations

Each Borrower makes the representations and warranties set out in clause 9 (representations and warranties) of the Loan Agreement, as amended and supplemented by this Agreement and updated with appropriate modifications to refer to this Agreement, by reference to the circumstances then existing on the date of this Agreement and on the Effective Date.

4.2	Finance Document representations

Each Borrower and the Guarantor makes the representations and warranties set out in the Finance Documents (other than the Loan Agreement) to which it is a party, as amended and supplemented by this Agreement and updated with appropriate modifications to refer to this Agreement, by reference to the circumstances then existing on the date of this Agreement and on the Effective Date.

5	Amendments to Loan Agreement, the Guarantee and other Finance Documents

5.1	Specific amendments to the Loan Agreement

With effect on and from the Effective Date the Loan Agreement shall be, and shall be deemed by this Agreement to be amended as follows:

(a)	by adding the following new definitions to clause 1.1 (definitions) of the Loan Agreement in the correct alphabetical places:
"Fifth Supplement" means the fifth supplement to this Agreement dated ___27 December______ 2016 and made between the parties to this Agreement and the Guarantor.
"Fifth Supplement Effective Date" shall have the meaning given to the expression "Effective Date" in the Fifth Supplement.

"First Mortgage Addendum" means, in relation to Ship A, the first addendum to the Mortgage in respect of Ship A in the Agreed Form.

"Mortgage" means, in relation to a Ship, the first priority or, as the case may be, preferred ship mortgage on the Ship under the applicable Approved Flag together with any deed of covenant collated thereto (if applicable) in the Agreed Form as the same has been or may be amended and supplemented by a Mortgage Addendum, a First Mortgage Addendum, a Second Mortgage Addendum and a Third Mortgage Addendum, as the case may be.

"Third Mortgage Addendum" means, in relation to Ship B, Ship C and Ship D, the third addendum to the Mortgage in respect of such Ship in the Agreed Form.

(b)	by deleting the definition of "Deferral Option Repayment Instalments" in clause 1.1 (definitions) of the Loan Agreement and replacing it with the following new definition:

Exhibit 4.37

""Deferral Option Repayment Instalments" means, in respect of each Tranche, the four (4) quarterly repayment instalments falling due in 2018 and the four (4) quarterly repayment instalments falling due in 2020."

(c)	by including each Third Mortgage Addendum and the First Mortgage Addendum as a Finance Document;

(d)	by deleting paragraph (a) of clause 7.1 (amount of repayment instalments) of the Loan Agreement and replacing it with the following new paragraph (a):

(a)
in respect of the Ship A Tranche, by 28 equal consecutive quarterly instalments of $211,633 each together with the balloon instalment in an amount equal to the remainder of the Tranche then outstanding which such balloon instalment shall be payable simultaneously with the 28th and last such quarterly instalment and shall include the aggregate of the Deferred Repayment Instalments;

(e)	by deleting clause 7.2 (repayment dates and deferrals) of the Loan Agreement and replacing it with the following new clause 7.2:

"7.2
Repayment Dates and Deferrals. The first repayment instalment of each Tranche shall, subject to this Clause 7.2, be payable on the date falling 3 months after the Drawdown Date in respect of that Tranche with the first and subsequent repayment instalments payable as follows:

(a)
(i)    in respect of the Ship A Tranche:

(A)
the aggregate amount of the Cancelled Repayment Instalments for the Ship A Tranche shall effectively be prepaid through the Additional Tranche Reduction on the Drawdown Date of the Ship A Tranche in accordance with the proviso at the end of Clause 2.1 (Amount of facility);

(B)	the following four (4) repayment instalments shall be prepaid in accordance with paragraph (a) of Clause 7.11 (Further mandatory prepayment);

(C)	the four (4) repayment instalments after that constituting Deferred Option Repayment Instalments for 2018;

(D)	the four (4) repayment instalments after that shall be prepaid in accordance with paragraph (a) of Clause 7.11 (Further mandatory repayment);

(E)	the four (4) repayment instalments thereafter constitute Deferred Option Repayment Instalments for 2020; and
in respect of the remaining repayment instalments, the first of these shall be repaid on the first regular Repayment Date scheduled in 2021 in respect of the Ship A Tranche and the last instalment together with the balloon instalment in relation to the Ship A Tranche on the Maturity Date relating to such Tranche.
(ii)    In respect of the Ship B Tranche:

(A)
the first three (3) quarterly repayment instalments are Cancelled Repayment Instalments, the aggregate amount of which has effectively been prepaid through the Additional Tranche Reduction on the Drawdown Date of the Ship B Tranche in accordance with the proviso at the end of Clause 2.1 (Amount of facility);

Exhibit 4.37

(B)	the following four (4) repayment instalments shall be prepaid in accordance with paragraph (b) of Clause 7.11 (Further mandatory prepayment);

(C)	the four (4) repayment instalments after that constituting Deferral Option Repayment Instalments for 2018;

(D)	the four (4) repayment instalments after that shall be prepaid in accordance with paragraph (b) of Clause 7.11 (Further mandatory prepayment);

(E)	the four (4) repayment instalments thereafter constitute Deferred Option Repayment Instalments for 2020;
in respect of the remaining repayment instalments, the first of these shall be repaid on the first regular Repayment Date scheduled in 2021 and the last instalment together with the balloon instalment in relation to the Ship B Tranche on the Maturity Date relating to such Tranche.
(iii)    In respect of the Ship C Tranche:

(A)
the first four (4) quarterly repayment instalments are Cancelled Repayment Instalments, the aggregate amount of which has effectively been prepaid by way of an Additional Tranche Reduction on the Drawdown Date of the Ship C Tranche in accordance with the proviso at the end of Clause 2.1 (Amount of facility);

(B)	the following four (4) repayment instalments have been prepaid in accordance with paragraph (c) of Clause 7.11 (Further mandatory prepayment);

(C)	the four (4) repayment instalments after that constituting Deferral Option Repayment Instalments for 2018;

(D)	the four (4) repayment instalments after that shall be prepaid in accordance with paragraph (c) of Clause 7.11 (Further mandatory prepayment);

(E)	the four (4) repayment instalments thereafter constitute Deferred Option Repayment Instalments for 2020; and
in respect of the remaining repayment instalments, the first of these shall be repaid on the first regular Repayment Date scheduled in 2021 and the last instalment together with the balloon instalment in relation to the Ship C Tranche on the Maturity Date relating to such Tranche.
(iv)    In respect of the Ship D Tranche:

(A)
the first four (4) quarterly repayment instalments are Cancelled Repayment Instalments, the aggregate amount of which has effectively been prepaid by way of an Additional Tranche Reduction on the Drawdown Date of the Ship D Tranche in accordance with the proviso at the end of Clause 2.1 (Amount of facility);

(B)	the following four (4) repayment instalments have been prepaid in accordance with paragraph (d) of Clause 7.11 (Further mandatory prepayment);

(C)	the four (4) repayment instalments after that constituting Deferral Option Repayment Instalments for 2018;

Exhibit 4.37

(D)	the four (4) repayment instalments after that shall be prepaid in accordance with paragraph (d) of Clause 7.11 (Further mandatory prepayment);

(E)	the four (4) repayment instalments thereafter constitute Deferred Option Repayment Instalments for 2020; and
in respect of the remaining repayment instalments, the first of these shall be repaid on the first regular Repayment Date scheduled in 2021 and the last instalment together with the balloon instalment in relation to the Ship D Tranche on the Maturity Date relating to such Tranche."

(f)	by deleting clause 7.11 (further mandatory prepayment) of the Loan Agreement and replacing it with the following new clause 7.11:

"7.11	"Further mandatory prepayment. Without prejudice to the provisions of Clause 14 (Security Cover), the Borrowers shall make the following prepayments:

(i)
in respect of the Ship A Tranche, on or prior to the Drawdown Date applicable to the Ship A Tranche, an amount of $846,532 which such amount is equal to the aggregate of the repayment instalments falling due during 2017 and on or prior to the Fifth Supplement Effective Date, an amount of $846,532 which such amount is equal to the aggregate of all repayment instalments falling due in respect of Tranche A during 2019;

(ii)
in respect of the Ship B Tranche, on or prior to the Third Supplement Effective Date, an amount of $878,680 which such amount is equal to the aggregate of all repayment instalments falling due in respect of such Tranche during 2017 and on or prior to the Fifth Supplement Effective Date, an amount of $878,680 which such amount is equal to the aggregate of all repayment instalments falling due in respect of Tranche B during 2019;

(iii)
in respect of the Ship C Tranche, on or prior to the Third Supplement Effective Date, an amount of $1,142,120 which such amount is equal to the aggregate of all repayment instalments falling due in respect of such Tranche during 2017 and on or prior to the Fifth Supplement Effective Date, an amount of $1,142,120 which such amount is equal to the aggregate of all repayment instalments falling due in respect of Tranche C during 2019; and

(iv)
in respect of the Ship D Tranche, on or prior to the Third Supplement Effective Date, an amount of $1,142,120 which such amount is equal to the aggregate of all repayment instalments falling due in respect of such Tranche during 2017 and on or prior to the Fifth Supplement Effective Date, an amount of $1,142,120 which such amount is equal to the aggregate of all repayment instalments falling due in respect of Tranche D during 2019.";

(g)	the definition of, and references throughout to, each Finance Document shall be construed as if the same referred to that Finance Document as amended and supplemented by this Agreement; and

(h)	by construing references throughout to "this Agreement" and other like expressions as if the same referred to the Loan Agreement as amended and supplemented by this Agreement.

5.2	Specific amendments to the Guarantee
With effect on and from the Effective Date, the Guarantee shall be, and shall be deemed by this Agreement to be amended as follows:

(a)	by deleting clause 12.8 (minimum interest coverage) of the Guarantee and replacing it with the following new clause 12.8:

Exhibit 4.37

"12.8	Minimum Interest Coverage. The Guarantor shall maintain a ratio of Consolidated EBITDA to Consolidated Net Interest Expense greater than:

(a)	from 1 January 2019 up to (and including) 31 March 2019, 1.00 to 1.00 calculated for that Accounting Period on a trailing one quarter basis;

(b)	from 1 April 2019 up to (and including) 30 June 2019, 1.00 to 1.00 calculated for that Accounting Period on a trailing two quarter basis;

(c)	from 1 July 2019 up to (and including) 30 September 2019, 2.50 to 1.00 calculated for the Accounting Period on a trailing three quarter basis; and

(d)	at all other times thereafter, 2.50 to 1.00 calculated for each Accounting Period on a trailing four quarter basis.";

(b)	the definition of, and references throughout to, each Finance Document shall be construed as if the same referred to that Finance Document as amended and supplemented by this Agreement; and

(c)	by construing references throughout to "this Agreement" and other like expressions as if the same referred to the Guarantee as amended and supplemented by this Agreement.

5.3	Amendments to Finance Documents

With effect on and from the Effective Date each of the Finance Documents, other than the Loan Agreement, the Guarantee and the Mortgages in respect of each Ship shall be, and shall be deemed by this Agreement to be, amended as follows:

(a)
the definition of, and references throughout each of the Finance Documents to, the Loan Agreement, the Guarantee and any of the other Finance Documents shall be construed as if the same referred to the Loan Agreement, the Guarantee and those Finance Documents as amended and supplemented by this Agreement and where relevant the First Mortgage Addendum and each Third Mortgage Addendum; and

(b)
by construing references throughout each of the Finance Documents to "this Agreement", "this Deed" and other like expressions as if the same referred to such Finance Documents as amended and supplemented by this Agreement and where relevant the First Mortgage Addendum and each Third Mortgage Addendum.

5.4	Finance Documents to remain in full force and effect

The Finance Documents shall remain in full force and effect as amended and supplemented by:

(a)
the amendments to the Finance Documents contained or referred to in Clause 5.1 (Specific amendments to the Loan Agreement), Clause 5.2 (Specific amendments to the Guarantee) and Clause 5.3 (Amendments to Finance Documents).

(b)	in the case of the Mortgage over Ship A, the First Mortgage Addendum;

(c)	in the case of the Mortgages over Ship B, Ship C and Ship D, the Third Mortgage Addendum applicable to such Mortgage; and

(d)	such further or consequential modifications as may be necessary to give full effect to the terms of this Agreement.

Exhibit 4.37

6	Costs and Expenses

6.1	Amendment fee

The Borrowers shall pay to the Lender on or prior to the Effective Date, an amendment fee of US$70,000, in aggregate.

6.2	Other fees, costs and expenses

Clause 19.3 (costs of variations, amendments, enforcement etc.) of the Loan Agreement, as amended and supplemented by this Agreement, applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.

7	Notices

Clause 27 (notices) of the Loan Agreement and, in the case of the address for notices to the Guarantor, clause 17.1 (notices to Guarantor) of the Guarantee, in each case, as amended and supplemented by this Agreement, apply to this Agreement as if they were expressly incorporated in it with any necessary modifications.

8	Counterparts

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

9	Governing Law

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

10	Enforcement

10.1	Jurisdiction

(a)
The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) (a "Dispute").

(b)
The Borrowers and the Guarantor each accept that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly neither the Borrowers nor the Guarantor will argue to the contrary.

(c)
This Clause 10.1 (Jurisdiction) is for the benefit of the Lender only. As a result, the Lender shall not be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Lender may take concurrent proceedings in any number of jurisdictions.

10.2	Service of process

(a)	Without prejudice to any other mode of service allowed under any relevant law, each Borrower and the Guarantor:

(i)
irrevocably appoints Scorpio UK Ltd at their business office for the time being, presently at 10 Lower Grosvenor Place, London SW1W 0EN (attention: General Counsel) as its agent for service of process in relation to any proceedings before the English courts in connection with any Finance Document; and

Exhibit 4.37

(ii)	agrees that failure by a process agent to notify the relevant Borrower or the Guarantor of the process will not invalidate the proceedings concerned.

(b)
If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, the Borrowers (on behalf of themselves and the Guarantor) must immediately (and in any event within 5 days of such event taking place) appoint another agent on terms acceptable to the Lender. Failing this, the Lender may appoint another agent for this purpose.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

Exhibit 4.37

SCHEDULE 1

Conditions Precedent

1	Borrowers and the Guarantor

Documents of the kind specified in Schedule 2, Part A, paragraphs 2 to 4 (inclusive) of the Loan Agreement in relation to the entry by each Borrower and the Guarantor into this Agreement.

2	Mortgage Addenda

Documentary evidence that, in respect of each Ship, a First Mortgage Addendum in the case of Ship A and a Third Mortgage Addendum in the case of Ship B, Ship C and Ship D has been duly registered against that Ship as a valid addendum in accordance with the laws of the jurisdiction of its Approved Flag.

3	Mandatory prepayment

Evidence that the Lender has received the prepayment contemplated in the new clause 7.11 (Further mandatory prepayment) of the Loan Agreement in the amounts and as more particularly described in Clauses 5.1(f) of this Agreement.

4	Legal opinions

A legal opinion of Watson Farley & Williams LLP, the legal advisers to the Lender, in respect of Marshall Islands law and the laws of the Approved Flags of each Ship which is the subject of a Mortgage, substantially in the form distributed to the Lender before signing this Agreement.

5	Other documents and evidence

5.1
A copy of any other consent, authorisation, approval or other document, opinion or assurance which the Lender considers to be necessary or desirable (if it has notified the Borrowers accordingly) in connection with the entry into and performance of the transactions contemplated by this Agreement or for the validity and enforceability of any Finance Document as amended and supplemented by this Agreement.

5.2
Evidence that the fee together with costs and expenses then due from the Borrowers pursuant to Clause 6 (Costs and Expenses) of this Agreement against issued invoices have been paid or will be paid by the Effective Date.

5.3	Evidence that the agent referred to in Clause 10.2 (Service of process) of this Agreement has accepted its appointment as agent for service of process under this Agreement.

Exhibit 4.37

SCHEDULE 2

Form of Marshall Islands Mortgage Addendum
m.v. "[●]"
THIRD ADDENDUM TO FIRST PREFERRED MARSHALL ISLANDS MORTGAGE

THIS THIRD ADDENDUM made on the [●] day of [●] 2016
BETWEEN:

(1)
SBI [●] SHIPPING COMPANY LIMITED, a corporation incorporated in the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 (the "Owner", which expression shall include its successors and permitted assigns); and

(2)
CREDIT SUISSE AG, a company incorporated in the canton of Zürich, Switzerland and acting through its office at St Alban-Graben 1-3, CH-4051 Basel, Switzerland (the "Lender", which expression includes its successors and assigns)

IS SUPPLEMENTAL to a first preferred Marshall Islands ship mortgage dated [●] over m.v. "[●]" having Official No. [●] (the "Ship"), executed by the Owner in favour of the Lender duly recorded in the Office of the Maritime Administrator of the Republic of the Marshall Islands on [●] at [●] A.M., [●] at the central office of the Maritime Administrator in New York, in Book [●] at Page [●] as amended by a first mortgage addendum dated [●]executed by the Owner in favour of the Lender duly recorded in the Office of the Maritime Administrator of the Republic of the Marshall Islands on [●] at [●] A.M., [●]. at the central office of the Maritime Administrator in New York, in Book [●] at Page [●] and as further amended by a second mortgage addendum dated [●] executed by the Owner in favour of the Lender duly recorded in the Office of the Maritime Administrator of the Republic of the Marshall Islands on [●] at [●] A.M., [●], at the central office of the Maritime Administrator in New York in Book [●] at Page [●] (the "Mortgage").
WHEREAS:

(A)
By a loan agreement dated 30 July 2014 (the "Original Loan Agreement") and made between (i) [the Owner] [SBI Phoebe Shipping Company Limited, SBI Perseus Shipping Company Limited, SBI Electra Shipping Company Limited and SBI Flamenco Shipping Company Limited] as joint and several borrowers (the "Borrowers"), and (ii) the Lender made available to the Borrowers a loan facility in an amount of up to $67,500,000.

(B)
By a first supplemental agreement dated 14 September 2015, a second supplemental agreement dated 23 October 2015, a third supplemental agreement dated 5 April 2016 and a fourth supplemental agreement dated 15 June 2016 (together, the "Supplemental Agreements" and together with the Original Loan Agreement, the "Loan Agreement"), the Original Loan Agreement was amended and supplemented pursuant to the terms and conditions set out therein. The principal amount outstanding under the Loan Agreement on the date hereof is US$[40,461,209.96].

(C)
Pursuant to the terms of a fifth supplemental agreement dated [●] 2016 (the "Fifth Supplemental Agreement") amending and supplementing the Loan Agreement and made between (i) the Borrowers, (ii) Scorpio Bulkers Inc. (the "Guarantor"), and (iii) the Lender, the Lender has agreed (inter alia) to amend the Loan Agreement in accordance with the terms and conditions therein contained. A copy of the form of the Fifth Supplemental Agreement is annexed hereto marked "A" and forms an integral part hereof and in respect of which the terms and conditions thereof shall be considered as part hereof and as part of the Mortgage.

Exhibit 4.37

(D)	The agreement of the Lender contained in the Fifth Supplemental Agreement is conditional upon (inter alia) the execution of this Third Addendum.

NOW THIS ADDENDUM WITNESSETH AND IT IS HEREBY AGREED

1
In consideration of the premises and other good valuable consideration, the Owner grants, conveys, mortgages, pledges, confirms, assigns, transfers and sets over the whole of the Ship to the Lender as security for the obligations of the Owner under the Loan Agreement as amended and supplemented by the Fifth Supplemental Agreement.

2
Except where otherwise expressly provided or unless the context otherwise requires, words and expressions defined in the Loan Agreement, the Fifth Supplemental Agreement and the Mortgage shall bear the same meanings when used in this Third Addendum.

3	In consideration of the premises and pursuant to the Fifth Supplemental Agreement, with effect on and from the date hereof the following amendments shall be (and are hereby) made to the Mortgage:

(a)
by construing references in the Mortgage to the "Loan Agreement" to mean, wherever the context so admits, references to the Original Loan Agreement as amended and supplemented by the Supplemental Agreements and the Fifth Supplemental Agreement; and

(b)
by construing references in the Mortgage to "this Mortgage", "hereunder", "herein" and other such like terms to mean, wherever the context so admits, references to the Mortgage as amended and supplemented by this Third Addendum.

4
For the purpose of recording this Third Addendum as required by Chapter 3 of the Republic of the Marshall Islands Maritime Act 1990 as amended, the total amount of the direct and contingent obligations secured by the Mortgage as amended by this Third Addendum is reduced to $[40,461,209.96] together with interest, fees, commissions and performance of mortgage covenants.

5
Save to the extent that it is varied hereby the Mortgage shall continue in full force and effect as a continuing security for the amounts thereby secured, is hereby ratified and confirmed by the Owner, and the Mortgage and this Third Addendum shall be read and construed as one document. The parties expressly declare that nothing contained in this Third Addendum shall constitute a novation of the original obligations contained in the Mortgage.

6

(a)	The Owner will cause this Third Addendum to be recorded against the Ship in accordance with the provisions of Marshall Islands mortgage law and practice.

Exhibit 4.37

(b)
The Owner hereby further undertakes at its own expense, to sign, perfect, do and (if required) register every such assurance, document, act or thing desirable for the purpose of perfecting the security constituted or intended to be constituted by the Mortgage and this Third Addendum.

IN WITNESS WHEREOF the Owner and the Lender have caused this Third Addendum to be duly executed the date and year first before written.

SBI [●] SHIPPING COMPANY LIMITED

By: ________________________
Name:
Title: Attorney-in-Fact

CREDIT SUISSE AG

By: ________________________
Name:
Title: Attorney-in-Fact

Exhibit 4.37

ACKNOWLEDGEMENT OF THIRD ADDENDUM TO A FIRST PREFERRED MORTGAGE
DATED [●] 2016

STATE OF NEW YORK    )
COUNTY OF NEW YORK    ) S.S.

On this [●] day of [●]2016 before me personally appeared [●]known to me who being by me duly sworn did depose and say that she/he resides at [●]; that she/he is an attorney in fact for SBI [●] SHIPPING COMPANY LIMITED, the Marshall Islands corporation described in and which executed the foregoing instrument; and that she/he signed her/his name thereto pursuant to said corporation's power of attorney.

_______________________
Notary Public

STATE OF NEW YORK    )
COUNTY OF NEW YORK    ) S.S.

On this [●] day of [●] 2016 before me personally appeared [●] known to me who being by me duly sworn did depose and say that she/he resides at [●]; that she/he is an attorney in fact for CREDIT SUISSE AG, the Swiss company described in and which executed the foregoing instrument; and that she/he signed her/his name thereto pursuant to said company's power of attorney.

_______________________
Notary Public

Exhibit 4.37

SCHEDULE 3

Form of Liberian Mortgage Addendum for Perseus
m.v. "SBI PERSEUS"
THIRD ADDENDUM TO FIRST PREFERRED LIBERIAN MORTGAGE

THIS THIRD ADDENDUM made on the [●] day of [●] 2016
BETWEEN:

(1)
SBI PERSEUS SHIPPING COMPANY LIMITED, a corporation incorporated in the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 and registered in the Republic of Liberia as a Foreign Maritime Entity (the "Owner", which expression shall include its successors and permitted assigns); and

(2)
CREDIT SUISSE AG, a company incorporated in the canton of Zürich, Switzerland and acting through its office at St Alban-Graben 1-3, CH-4051 Basel, Switzerland (the "Lender", which expression includes its successors and assigns)

IS SUPPLEMENTAL to a first preferred Liberian ship mortgage dated 16 February 2016 over m.v. "SBI PERSEUS" having Official No. 17388 (the "Ship"), executed by the Owner in favour of the Lender duly recorded in the Office of the Deputy Commissioner of Maritime Affairs of the Republic of the Liberia on 16 February 2016 at 8.05 A.M. E.S.T, in Book 68 at Page 100 as amended by a first addendum dated 6 April 2016 executed by the Owner in favour of the Lender duly recorded in the Office of the Deputy Commissioner of Maritime Affairs of the Republic of Liberia on 6 April 2016 at 9.40 A.M, E.D.S.T. in Book PM 68 at Page 266 and as further amended by a second addendum dated 16 June 2016 executed by the Owner in favour of the Lender duly recorded in the office of the Deputy Commissioner of Maritime Affairs of the Republic of Liberia on 16 June 2016 at 10.15 A.M. E.D.S.T in Book PM 68 at Page 487 (the "Mortgage").
WHEREAS:

(A)
By a loan agreement dated 30 July 2014 (the "Original Loan Agreement") and made between (i) the Owner, SBI Phoebe Shipping Company Limited, SBI Electra Shipping Company Limited and SBI Flamenco Shipping Company Limited as joint and several borrowers (the "Borrowers"), and (ii) the Lender made available to the Borrowers a loan facility in an amount of up to $67,500,000.

(B)
By a first supplemental agreement dated 14 September 2015, a second supplemental agreement dated 23 October 2015, a third supplemental agreement dated 5 April 2016 and a fourth supplemental agreement dated 15 June 2016 (together, the "Supplemental Agreements" and together with the Original Loan Agreement, the "Loan Agreement"), the Original Loan Agreement was amended and supplemented pursuant to the terms and conditions set out therein. The principal amount outstanding under the Loan Agreement on the date hereof is US$[40,461,209.96].

(C)
Pursuant to the terms of a Fifth supplemental agreement dated [●] 2016 (the "Fifth Supplemental Agreement") amending and supplementing the Loan Agreement and made between (i) the Borrowers, (ii) Scorpio Bulkers Inc. (the "Guarantor"), and (iii) the Lender, the Lender has agreed (inter alia) to amend the Loan Agreement in accordance with the terms and conditions therein contained. A copy of the form of the Fifth Supplemental Agreement is annexed hereto marked "A" and forms an integral part hereof and in respect of which the terms and conditions thereof shall be considered as part hereof and as part of the Mortgage.

Exhibit 4.37

(D)	The agreement of the Lender contained in the Fifth Supplemental Agreement is conditional upon (inter alia) the execution of this Third Addendum.

NOW THIS ADDENDUM WITNESSETH AND IT IS HEREBY AGREED

1
In consideration of the premises and other good valuable consideration, the Owner grants, conveys, mortgages, pledges, confirms, assigns, transfers and sets over the whole of the Ship to the Lender as security for the obligations of the Owner under the Loan Agreement as amended and supplemented by the Fifth Supplemental Agreement.

2
Except where otherwise expressly provided or unless the context otherwise requires, words and expressions defined in the Loan Agreement, the Fifth Supplemental Agreement and the Mortgage shall bear the same meanings when used in this Third Addendum.

3	In consideration of the premises and pursuant to the Fifth Supplemental Agreement, with effect on and from the date hereof the following amendments shall be (and are hereby) made to the Mortgage:

(a)
by construing references in the Mortgage to the "Loan Agreement" to mean, wherever the context so admits, references to the Original Loan Agreement as amended and supplemented by the Supplemental Agreements and the Fifth Supplemental Agreement; and

(b)
by construing references in the Mortgage to "this Mortgage", "hereunder", "herein" and other such like terms to mean, wherever the context so admits, references to the Mortgage as amended and supplemented by this Third Addendum.

4
For the purpose of recording this Third Addendum as required by Chapter 3 of Title 21 of the Liberian Code of Laws of 1956 as amended, the total amount of the direct and contingent obligations secured by the Mortgage as amended by this Third Addendum is reduced to $[40,461,209.96] together with interest, fees, commissions and performance of mortgage covenants.

5
Save to the extent that it is varied hereby the Mortgage shall continue in full force and effect as a continuing security for the amounts thereby secured, is hereby ratified and confirmed by the Owner, and the Mortgage and this Third Addendum shall be read and construed as one document. The parties expressly declare that nothing contained in this Third Addendum shall constitute a novation of the original obligations contained in the Mortgage.

6

(a)	The Owner will cause this Third Addendum to be recorded against the Ship in accordance with the provisions of Liberian mortgage law and practice.

(b)
The Owner hereby further undertakes at its own expense, to sign, perfect, do and (if required) register every such assurance, document, act or thing desirable for the purpose of perfecting the security constituted or intended to be constituted by the Mortgage and this Third Addendum.

IN WITNESS WHEREOF the Owner and the Lender have caused this Third Addendum to be duly executed the date and year first before written.

Exhibit 4.37

SBI PERSEUS SHIPPING COMPANY LIMITED

By: ________________________
Name:
Title: Attorney-in-Fact

CREDIT SUISSE AG

By: ________________________
Name:
Title: Attorney-in-Fact

Exhibit 4.37

ACKNOWLEDGEMENT OF THIRD ADDENDUM TO A FIRST PREFERRED MORTGAGE
DATED [●] 2016

STATE OF NEW YORK    )
COUNTY OF NEW YORK    ) S.S.

On this [●] day of [●] 2016 before me personally appeared [●] known to me who being by me duly sworn did depose and say that she/he resides at [●]; that she/he is an attorney in fact for SBI PERSEUS SHIPPING COMPANY LIMITED, the Marshall Islands corporation described in and which executed the foregoing instrument; and that she/he signed her/his name thereto pursuant to said corporation's power of attorney.

_______________________
Notary Public

STATE OF NEW YORK    )
COUNTY OF NEW YORK    ) S.S.

On this [] day of [] 2016 before me personally appeared [●] known to me who being by me duly sworn did depose and say that she/he resides at []; that she/he is an attorney in fact for CREDIT SUISSE AG, the Swiss company described in and which executed the foregoing instrument; and that she/he signed her/his name thereto pursuant to said company's power of attorney.

_______________________
Notary Public

Exhibit 4.37

SCHEDULE 4
Form of Liberian Mortgage Addendum for Phoebe
m.v. "SBI PHOEBE
FIRST ADDENDUM TO FIRST PREFERRED LIBERIAN MORTGAGE

THIS FIRST ADDENDUM made on the [●] day of [●] 2016
BETWEEN:

(1)
SBI PHOEBE SHIPPING COMPANY LIMITED, a corporation incorporated in the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 and registered in the Republic of Liberia as a Foreign Maritime Entity (the "Owner", which expression shall include its successors and permitted assigns); and

(2)
CREDIT SUISSE AG, a company incorporated in the canton of Zürich, Switzerland and acting through its office at St Alban-Graben 1-3, CH-4051 Basel, Switzerland (the "Lender", which expression includes its successors and assigns)

IS SUPPLEMENTAL to a first preferred Liberian ship mortgage dated 19 July 2016 over m.v. "SBI PHOEBE " having Official No. 17455 (the "Ship"), executed by the Owner in favour of the Lender duly recorded in the Office of the Deputy Commissioner of Maritime Affairs of the Republic of the Liberia on 19 July 2016 at 8.10 A.M. E.D.S.T, in Book PM 68 at Page 614 (the "Mortgage").
WHEREAS:

(A)
By a loan agreement dated 30 July 2014 (the "Original Loan Agreement") and made between (i) the Owner, SBI Perseus Shipping Company Limited, SBI Electra Shipping Company Limited and SBI Flamenco Shipping Company Limited as joint and several borrowers (the "Borrowers"), and (ii) the Lender made available to the Borrowers a loan facility in an amount of up to $67,500,000.

(B)
By a first supplemental agreement dated 14 September 2015, a second supplemental agreement dated 23 October 2015, a third supplemental agreement dated 5 April 2016 and a fourth supplemental agreement dated 15 June 2016 (together, the "Supplemental Agreements" and together with the Original Loan Agreement, the "Loan Agreement"), the Original Loan Agreement was amended and supplemented pursuant to the terms and conditions set out therein. The principal amount outstanding under the Loan Agreement on the date hereof is US$[40,461,209.96].

(C)
Pursuant to the terms of a fifth supplemental agreement dated [●] 2016 (the "Fifth Supplemental Agreement") amending and supplementing the Loan Agreement and made between (i) the Borrowers, (ii) Scorpio Bulkers Inc. (the "Guarantor"), and (iii) the Lender, the Lender has agreed (inter alia) to amend the Loan Agreement in accordance with the terms and conditions therein contained. A copy of the form of the Fifth Supplemental Agreement is annexed hereto marked "A" and forms an integral part hereof and in respect of which the terms and conditions thereof shall be considered as part hereof and as part of the Mortgage.

(D)	The agreement of the Lender contained in the Fifth Supplemental Agreement is conditional upon (inter alia) the execution of this First Addendum.

Exhibit 4.37

NOW THIS ADDENDUM WITNESSETH AND IT IS HEREBY AGREED

1
In consideration of the premises and other good valuable consideration, the Owner grants, conveys, mortgages, pledges, confirms, assigns, transfers and sets over the whole of the Ship to the Lender as security for the obligations of the Owner under the Loan Agreement as amended and supplemented by the Fifth Supplemental Agreement.

2
Except where otherwise expressly provided or unless the context otherwise requires, words and expressions defined in the Loan Agreement, the Fifth Supplemental Agreement and the Mortgage shall bear the same meanings when used in this First Addendum.

3	In consideration of the premises and pursuant to the Fifth Supplemental Agreement, with effect on and from the date hereof the following amendments shall be (and are hereby) made to the Mortgage:

(a)
by construing references in the Mortgage to the "Loan Agreement" to mean, wherever the context so admits, references to the Original Loan Agreement as amended and supplemented by the Supplemental Agreements and the Fifth Supplemental Agreement; and

(b)
by construing references in the Mortgage to "this Mortgage", "hereunder", "herein" and other such like terms to mean, wherever the context so admits, references to the Mortgage as amended and supplemented by this First Addendum.

4
For the purpose of recording this First Addendum as required by Chapter 3 of Title 21 of the Liberian Code of Laws of 1956as amended, the total amount of the direct and contingent obligations secured by the Mortgage as amended by this First Addendum is reduced to $[40,461,209.96] together with interest, fees, commissions and performance of mortgage covenants.

5
Save to the extent that it is varied hereby the Mortgage shall continue in full force and effect as a continuing security for the amounts thereby secured, is hereby ratified and confirmed by the Owner, and the Mortgage and this First Addendum shall be read and construed as one document. The parties expressly declare that nothing contained in this First Addendum shall constitute a novation of the original obligations contained in the Mortgage.

6

(a)	The Owner will cause this First Addendum to be recorded against the Ship in accordance with the provisions of Liberian mortgage law and practice.

(b)
The Owner hereby further undertakes at its own expense, to sign, perfect, do and (if required) register every such assurance, document, act or thing desirable for the purpose of perfecting the security constituted or intended to be constituted by the Mortgage and this First Addendum.

IN WITNESS WHEREOF the Owner and the Lender have caused this First Addendum to be duly executed the date and year first before written.

Exhibit 4.37

SBI PERSEUS SHIPPING COMPANY LIMITED

By: ________________________
Name:
Title: Attorney-in-Fact

CREDIT SUISSE AG

By: ________________________
Name:
Title: Attorney-in-Fact

Exhibit 4.37

ACKNOWLEDGEMENT OF FIRST ADDENDUM TO A FIRST PREFERRED MORTGAGE
DATED [●] 2016

STATE OF NEW YORK    )
COUNTY OF NEW YORK    ) S.S.

On this [●]day of [●] 2016 before me personally appeared [●] known to me who being by me duly sworn did depose and say that she/he resides at [●]; that she/he is an attorney in fact for SBI PHOEBE SHIPPING COMPANY LIMITED, the Marshall Islands corporation described in and which executed the foregoing instrument; and that she/he signed her/his name thereto pursuant to said corporation's power of attorney.

_______________________
Notary Public

STATE OF NEW YORK    )
COUNTY OF NEW YORK    ) S.S.

On this [●] day of [●] 2016 before me personally appeared [●] known to me who being by me duly sworn did depose and say that she/he resides at [●]; that she/he is an attorney in fact for CREDIT SUISSE AG, the Swiss company described in and which executed the foregoing instrument; and that she/he signed her/his name thereto pursuant to said company's power of attorney.

_______________________
Notary Public

Exhibit 4.37

Execution Pages
BORROWERS

SIGNED by    /s/ Micha Withcoft)
duly authorised     Attorney-in-fact)
for and on behalf of    )
SBI PHOEBE SHIPPING COMPANY LIMITED    )
in the presence of:    )

Witness' signature: /s/ Daniela Fouque    )
Witness' name:    )
Witness' address:    )

SIGNED by    /s/ Micha Withcoft)
duly authorised Attorney-in-fact    )
for and on behalf of    )
SBI PERSEUS SHIPPING COMPANY LIMITED    )
in the presence of:    )

Witness' signature: /s/ Daniela Fouque    )
Witness' name:    )
Witness' address:    )

SIGNED by    /s/ Micha Withcoft)
duly authorised Attorney-in-fact)
for and on behalf of    )
SBI ELECTRA SHIPPING COMPANY LIMITED    )
in the presence of:    )

Witness' signature: /s/ Daniela Fouque    )
Witness' name:    )
Witness' address:    )

SIGNED by    /s/ Micha Withcoft)
duly authorised     Attorney-in-fact)
for and on behalf of    )
SBI FLAMENCO SHIPPING COMPANY LIMITED    )
in the presence of:    )

Witness' signature: /s/ Daniela Fouque    )
Witness' name:    )
Witness' address:    )

Exhibit 4.37

GUARANTOR

SIGNED by    /s/ Micha Withcoft)
duly authorised Attorney-in-fact    )
for and on behalf of    )
SCORPIO BULKERS INC.    )
in the presence of:    )

Witness' signature: /s/ Daniela Fouque    )
Witness' name:    )
Witness' address:    )

LENDER

SIGNED by    /s/ Lucy Shtemco)
)
duly authorised /s/ Attorney-in-Fact    )
for and on behalf of    )
CREDIT SUISSE AG    )
in the presence of:    )

Witness' signature: /s/ Joanna Sissens    )
Witness' name:    )
Witness' address:    )